Consolidated Statements of Operations (USD $)	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Revenue	$ 19,155,543	$ 6,668,627
Costs and expenses
Programming, Hosting and Technology Expense	2,930,536	1,581,332
Compensation expense	1,633,670	1,108,137
Professional fees	558,136	159,352
Advertising and marketing expense	14,626,963	3,906,317
General and administrative	3,070,178	1,085,322
Total Costs and Expenses	22,819,483	7,840,460
Loss from Operations	(3,663,940)	(1,171,833)
Other Income (Expense)
Interest Expense	(2,418)	(3,732)
Other Income	3,909	12,892
Interest Income	31,276	8,199
Total Other Income/(Expense)	32,767	17,359
Loss Before Provision For Income Taxes	(3,631,173)	(1,154,474)
Provision for Income Taxes	0	(12,596)
Net Loss	$ (3,631,173)	$ (1,167,070)
Net Loss Per Share - Basic and diluted	$ (0.10)	$ (0.04)
Weighted average number of shares outstanding during the period - Basic and diluted	37,619,208	33,053,030